Exhibit 10.4(E)

Amendment No. 4 to License Agreement between

the Regents of The University of Michigan and

OncoMed Pharmaceuticals, Inc.

The License Agreement dated as of January 5, 2001, as heretofore amended (the “License Agreement”), between the REGENTS OF THE UNIVERSITY OF MICHIGAN, a constitutional corporation of the State of Michigan (“Michigan”) and ONCOMED PHARMACEUTICALS, INC., a Delaware corporation having offices at 265 N. Whisman Road, Mountain View, CA 94043 (“Licensee”), is hereby amended as follows:

1. Without limiting the generality of the definition of “Licensed Patent(s)” set forth in Section 30.4 of the License Agreement, Licensed Patents comprise the list of patent applications, disclosures and OTT files set forth on Attachment B hereto, and Attachment B referenced in Section 30.4 of the License Agreement is hereby amended by substituting in full Attachment B hereto.

2. Michigan hereby deems any and all of the support obligations of Licensee of continued research in the laboratories of Dr. Wicha and Dr. Clarke relating to the Licensed Field as described in Section 4.6 of the License fully satisfied, and Michigan hereby agrees that Licensee is relieved of any and all obligations to provide any payment pursuant to Section 4 of Amendment No. 1 to the License Agreement for the twelve-month period from July 21, 2004 and for any twelve-month period thereafter.

3. The License Agreement, as amended by this Amendment No. 4, shall otherwise remain unaltered and in full force and effect.

4. This Amendment No. 4 may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 by their duly authorized officers or representatives effective as of December 12, 2005.

ONCOMED PHARMACEUTICALS, INC.		THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By	/s/ James N. Woody	By:	/s/ Kenneth J. Nisbet
	James N. Woody, M.D., Ph.D.	Name:	Kenneth J. Nisbet
	Chief Executive Officer	Title:	Executive Director, UM Technology Transfer

File #	Lic Rep	Title	Name	Department	Filing Date	Appl #	Country	Application Type	Patent Status
3223	Robin Rasor	Methods for Identifying Mouse Breast Cancer Stem Cells	Michael F. Clarke	Internal Medicine Department	10/31/2005	60/731,470	US	PRV - Provisional	Pending
3222	Robin Rasor	Methods for Treating and Diagnosing Cancer: Array Analysis of Colin and Head and Neck Cancer Stem Cells – This is a Marker	Michael F. Clarke	Internal Medicine Department	10/31/2005	60/731,465	US	PRV - Provisional	Pending
3221	Robin Rasor	Methods for Treating and Diagnosing Cancer: Array Analysis of Colon and Head and Neck Cancer Stem Cells	Michael F. Clarke	Internal Medicine Department	10/31/2005	60/731,469	US	PRV - Provisional	Pending
3211	Robin Rasor	Methods for Treating and Diagnosing Head and Neck Cancer	Michael F. Clarke	Internal Medicine Department	10/31/2005	60/731,279	US	PRV - Provisional	Pending
3097	Robin Rasor	Methods for Treating and Diagnosing Cancer	Michael F. Clarke	Internal Medicine	6/13/2005 6/13/2005	60/690,003 60/690,001	US US	PRV - Provisional	Pending Pending
2705	Robin Rasor	Cancer Stem Cells and Notch	Michael F. Clarke	Internal Medicine	02/03/2004 02/03/2005 02/03/2005	60/541,527 11/050,282 PCT/US05/03419	US US PCT	PRV - Provisional ORD - Ordinary PCT - Patent Cooperation Treaty	Pending Pending Pending
2629	Robin Rasor	Genes Expressed by Cancer Stem Cells	Michael F. Clarke	Internal Medicine	06/09/2003 06/09/2003 06/09/2004 06/09/2004	60/477,235 60/477,228 10/864,207 PCT/US04/18266	US US US PCT	PRV - Provisional PRV - Provisional ORD - Ordinary PCT - Patent Cooperation Treaty	Converted Converted Pending Pending
2237	Robin Rasor	Breast Cancer Stem Cells and Notch Signaling	Michael F. Clarke	Internal Medicine	12/07/2001 12/06/2002 10/29/2004 12/06/2002 12/06/2002 12/06/2002 12/06/2002	60/338,358 PCT/US02/39191 10/497,791 2002364537 2469204 02799914.3 2003-551505	US PCT US AU CA EP JP	PRV - Provisional PCT - Patent Cooperation Treaty 371 - US from PCT as Foreign PCT - Nat. Stg. PCT - Nat. Stg. PCT - Nat. Stg. PCT - Nat. Stg.	Converted Nationalized Pending Pending Pending Pending Pending
1980	Robin Rasor	An Efficient Xenograft Human Epithelial Cancer Model	Michael F. Clarke	Internal Medicine	10/13/2000 08/02/2001 08/01/2001	60/240,317 PCT/US01/24243 09/920,517	US PCT US	PRV - Provisional PCT - Patent Cooperation Treaty ORD - Ordinary	Converted Nationalized Allowed
1876	Robin Rasor	Purification of a Breast Cancer Tumor Initiating (Stem) Cell	Michael F. Clarke	Internal Medicine	08/02/2001 08/01/2001	PCT/US01/24243 09/920,517	PCT US	PCT - Patent Cooperation Treaty ORD - Ordinary	Nationalized Allowed
1819c1	Robin Rasor	Isolation and Use of Solid Tumor Stem Cells	Michael F. Clarke	Internal Medicine	1/31/2003	10/343,692	US	371 - US from PCT as Foreign	Pending
1819	Robin Rasor	Cancer Stem Cells	Michael F. Clarke	Internal Medicine	08/03/2000 10/13/2000 08/02/2001 08/01/2001 08/02/2001 08/02/2001 08/02/2001 08/02/2001 01/31/2003 06/10/2005 06/10/2005 00/00/0000 00/00/0000	60/222,794 60/240,317 PCT/US01/24243 09/920,517 2001278134 2417909 01956101.8 2002-517738 10/343,692 11/150,073 11/150,524	US US PCT US AU CA EP JP US US US US US	PRV - Provisional

PRV - Provisional

PCT - Patent Cooperation Treaty

ORD - Ordinary

PCT - Nat. Stg.

PCT - Nat. Stg.

PCT - Nat. Stg.

PCT - Nat. Stg.

371 - US from PCT as Foreign

DIV - Divisional

DIV - Divisional

DIV - Divisional

DIV - Divisional

Converted Converted Nationalized Allowed Pending Pending Pending Pending Pending Pending Pending Not Yet Filed Not Yet Filed